UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 12, 2002

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  1-800-411-4932

Item 9.  Regulation FD Disclosure.

                On August 12, 2002, the Company submitted to the Securities and Exchange Commission executed originals of statements in writing, under oath, of the principal executive officer and the principal financial officer of the Company in the form of Exhibit A to Commission Order No. 4–460. Copies of the statements are attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 12, 2002	WELLS FARGO & COMPANY

	By	/s/ LES L. QUOCK
Les L. Quock

Senior Vice President and Controller

Exhibit Index

Exhibit 99.1:                                 Statement Under Oath of Principal Executive Officer Pursuant to Commission Order 4–460.

Exhibit 99.2:                                 Statement Under Oath of Principal Financial Officer Pursuant to Commission Order 4–460.